RULE 497(e)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-53836,
                                                           333-90737, 333-112217

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT J

                         SUPPLEMENT DATED JUNE 19, 2006
                                       TO
                          PROSPECTUS DATED MAY 1, 2006


        Effective immediately, except as described in the next sentence, the subaccounts investing in the 40|86 Series Trust High Yield Portfolio are no longer being offered for sale. Contract owners currently invested in the 40|86 Series Trust High Yield Portfolio will be permitted to purchase additional shares through June 30, 2006. Jefferson National Life Insurance Company ("Jefferson National") has learned that the Board of Trustees of the 40|86 Series Trust intends to liquidate the High Yield Portfolio ("High Yield Fund") on or about August 31, 2006.

        In addition, the High Yield Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the High Yield Fund to the PIMCO VIT Money Market Portfolio. If you want us to treat your allocations differently, please call the Administrative Office at 866-667-0561.

        On or about August 31, 2006 (the "Substitution Date"), Jefferson National will purchase shares of the PIMCO VIT Money Market Portfolio ("Money Market Portfolio") with the proceeds it receives from the liquidation of the High Yield Fund.

        The investment objective and policies of the Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

        The PIMCO VIT Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The PIMCO VIT Money Market Portfolio invests at least 95% of assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

        If you have not transferred out of the High Yield Fund by the Substitution Date, Jefferson National will automatically invest any monies Jefferson National receives upon the liquidation of the High Yield Fund into the subaccount investing in the Money Market Portfolio.

        After the Substitution Date, if you have not voluntarily transferred out of the High Yield Fund, you will be sent a written confirmation statement and notice informing you that the substitution into the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio.

        Between the date hereof and the Substitution Date, Jefferson National will not impose any holding period described in the section entitled "Short-Term Trading Risk" on redemptions out of the High Yield Fund.


PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2006 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.